Exhibit 10.23

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

CONFIDENTIAL

SHELTER PLAN

service agreement

This AGREEMENT entered into as of June 10th, 2014 (“Effective Date”) by and between Cardiva Medical Inc. a corporation organized and existing under the laws of the State of Delaware hereinafter referred to as “CLIENT”, and OFFSHORE INTERNATIONAL, INCORPORATED, a corporation organized and existing under the laws of the State of Arizona, hereinafter referred to as “OFFSHORE”.

RECITALS:

OFFSHORE has an existing established subcontractor relationship with Maquilas Teta Kawi S.A. de C.V. (“Maquilas”), a Mexican corporation, for the furnishing of manufacturing space, labor, and related services in Guaymas/Empalme, Sonora, Mexico and CLIENT hereby approves of Maquilas as a subcontractor to OFFSHORE, and has cross-dock receiving warehouse space in Tucson, Arizona, for consolidation of shipments.

CLIENT is desirous of using OFFSHORE’s services, which are more fully described in this Agreement, including Exhibit “A”, attached hereto and incorporated herein with this reference, in connection with the manufacture of CLIENT’s products, all on the terms and conditions set forth herein.

AGREEMENTS:

ARTICLE I - MANUFACTURING AND WAREHOUSE SPACE

A.

OFFSHORE’s site and floor plan and standard specifications for buildings for shelter plan operations (collectively the “Standard Building Plans”) are attached hereto as Exhibit B and incorporated herein with this reference.

B.

CLIENT’s initial requirements for the Mexican Facility (as defined below) and all other requirements for CLIENT’s manufacturing operation (the “Initial Requirements”) are attached hereto as Exhibit I and incorporated herein with this reference. Within 10 days after the Effective Date, or as otherwise agreed in writing, CLIENT will deliver to OFFSHORE its complete written list of requirements for the Mexican Facility (the “Final Requirements”).

C.

OFFSHORE will undertake the necessary steps to provide the Mexican Facility in Mexico that meet the Final Requirements as provided to OFFSHORE, and will provide all necessary coordination between the Mexican contractors and CLIENT for the performance of CLIENT’s obligations hereunder.

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D.

CLIENT will provide OFFSHORE a written description of all CLIENT’s equipment to be used in its manufacturing process in Mexico, together with a written explanation of all electrical requirements for such equipment, not later than [***] days prior to the date scheduled for installation of electrical Shelter Plan Agreement Guaymas/ Empalme utilities at the Mexican Facility.

E.	The Mexican Facility.

1. Construction.

(a) OFFSHORE agrees that it will construct or cause the construction of a building meeting CLIENT’s requirements and any requirements under applicable laws, rules and regulations, including connection to utilities and build out of power, HVAC, water, sewer and other building infrastructure, all of which will be used by CLIENT in carrying out its operations under this Agreement (the “Mexican Facility”) in accordance with the plan set forth in Exhibit J (Project Plan) attached hereto and incorporated herein with this reference. The Mexican Facility will be located at Lot 37 and will be denominated Building 37 in OFFSHORE’s “Roca Fuerte” Industrial Park (the “Park”) in Guaymas, Sonora, Mexico as depicted in Exhibit B. OFFSHORE anticipates that Substantial Completion (as defined below) of the Mexican Facility will be substantially complete within [***] months after the Effective Date (such [***] month date is referred to hereinafter as the “Estimated Substantial Completion Date”). OFFSHORE will use all reasonable efforts to achieve Substantial Completion of the Mexican Facility in accordance with CLIENT’s requirements on or before the Estimated Substantial Completion Date. The Mexican Facility will be deemed substantially complete when all permits, consents and licenses required under applicable law for the construction, occupancy and use of the Mexican Facility have been granted on a permanent basis, CLIENT’s Final Requirements have been met, CLIENT has given its written acceptance that the construction of the Mexican Facility is substantially complete, and CLIENT is able to conduct its “building fit up” in the production Area, including air line and other equipment installation in the production Area and installation and qualification of the QC System (“Substantial Completion”, and the date on which acceptance is given shall be the “Substantial Completion Date”). [***] more than 90 days after the [***] (the “Grace Period”), OFFSHORE shall pay CLIENT [***] week [***] after the end of the Grace Period required for OFFSHORE to achieve Substantial Completion. If Substantial Completion has not occurred within [***] after the [***], CLIENT shall also have the right to [***], except for [***] and [***].

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(b) OFFSHORE will revise and deliver to CLIENT the Standard Building Plans so that they will meet the Final Requirements within [***] days after the CLIENT delivers the Final Requirements to OFFSHORE. CLIENT will use reasonable efforts to review and comment on the revised Standard Building Plans within [***] days after receipt. The revised Standard Building Plans will be subject to CLIENT’s review and acceptance. If CLIENT adds material new requirement s to the Initial Requirements (e.g., fixtures), deletes material requirements from the Initial Requirements or makes material changes the Initial Requirements (e.g., additional plumbing or backup generators), CLIENT shall pay, at the time and in a manner reasonably acceptable to OFFSHORE, for any additional incremental increase in OFFSHORE’s third party costs resulting from such a change, deletion or addition with respect to the Initial Requirements on a pass-through expense basis, with no markup or margin added thereto. A copy of the revised Standard Building Plans, as accepted by CLIENT and OFFSHORE, will be attached hereto and incorporated herein as Exhibit H to this Agreement and, upon acceptance by the parties, will be incorporated herein by this reference.

(c) CLIENT understands and agrees that any change order requested by CLIENT to the Standard Building Plans may affect the Substantial Completion Date. CLIENT and OFFSHORE therefore will mutually agree in advance to an extension to the Substantial Completion Date, as required, for any change to the Standard Building Plans under clause (b) of this Section that affects such dates.

(d) OFFSHORE shall not be responsible for a breach of OFFSHORE’s covenant to construct the Mexican Facility to the extent its breach is caused by a failure by CLIENT to deliver to OFFSHORE CLIENT’s written approval (the “Plans Approval”) of the construction of the Mexican Facility pursuant to the Standard Building Plans, as amended to incorporate any changes approved or specified by CLIENT in accordance with this Agreement.

(e) Subject to clause (d) of this Section, OFFSHORE will commence construction or cause it to be commenced within [***] days after OFFSHORE’s receipt of the Plans Approval from CLIENT.

(f) CLIENT and its designees shall be responsible for implementing, qualifying and maintaining the quality control system (“QC System”) at the Mexican Facility so as to permit CLIENT to comply with its obligations under applicable laws, rules and regulations, including, without limitation, FDA’s Quality System Regulation at 21 C.F.R. Part 820 (“QSR”). For purposes of clarity, and without limitation on the foregoing, CLIENT and/or its designees shall be responsible for designing the QC System and ensuring that the QC System satisfies the QSR and other legal and regulatory requirements. During the Item 1 of this Agreement, OFFSHORE shall provide CLIENT and its designees with access to the Mexican Facility for the purpose of installing, qualifying, and maintaining the QC System, and shall fully cooperate with CLIENT and its designees in connection with the foregoing.

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2. Certain Covenants. OFFSHORE will hold the Mexican Facility exclusively for CLIENT’s occupancy. On the Substantial Completion Date, the CLIENT will begin the process of locating its manufacturing operation into the Mexican Facility (although the CLIENT will have the right to commence such transition earlier than the Substantial Completion Date).

3. Completion Procedure. OFFSHORE will provide CLIENT with a written notice (the “Completion Notice”) of Substantial Completion of construction of the Mexican Facility, which notice shall include a certification that Substantial Completion has occurred and identify any items that still need to be completed. Within [***] days after the date of CLIENT’s receipt of the Completion Notice, OFFSHORE will schedule a “walk through” inspection of the Mexican Facility with CLIENT at a time mutually acceptable to the parties for the purpose of confirming that Substantial Completion has occurred and identifying those finishing touches and other items (collectively, the “Punch List Items”) that remain to be completed. OFFSHORE will correct or will cause to be corrected the Punch List Items, if any, as soon as practicable after the “walk through” inspection, but in any event within [***] days after Substantial Completion. The parties acknowledge and agree that CLIENT shall be solely responsibility for determining whether the QC System is acceptable under the QSR and other applicable legal and regulatory requirements.

F.

OFFSHORE shall provide and maintain the Mexican Facility from the Substantial Completion Date until the end of the term of this Agreement. Outside storage in addition to the staging area under Section I.H is permitted only with OFFSHORE’s written consent and may be negotiated separately.

G.

OFFSHORE will provide an office for the CLIENT’s on-site manager within the Mexican Facility from the Effective Date until Substantial Completion. In addition, due to the importance of OFFSHORE’s on-site Human Resources Services, [***] office space appropriate for OFFSHORE’s Human Resources’ exclusive use shall be part of the Mexican Facility space provided to CLIENT [***] for the Mexican Facility under this Agreement.

H.

OFFSHORE will provide the CLIENT with the cross dock services as listed in Exhibit A. Such service includes the use of non-dedicated warehouse staging area in Tucson, AZ for material and equipment going to or coming from Mexico of up to [***] square feet. Dedicated warehousing space or office space outside of the Mexican Facility and the staging area, if available, may be negotiated separately.

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I.

OFFSHORE will provide fire, casualty and other insurance in accordance with Exhibit G attached hereto and incorporated herein with this reference and such other insurance that it deems necessary or appropriate for the Mexican Facility. Except as set forth in this Section I.I, Exhibit G or ARTICLE IV, CLIENT will be responsible for obtaining and maintaining any and all insurance that it deems necessary or appropriate for its material and equipment, whether located in the Mexican Facility, elsewhere in Mexico, while in transit, or in the United States, including at OFFSHORE’s U.S. facilities. At no time shall OFFSHORE be liable for any damages that occur during handling of CLIENT’s material and equipment by [***] except to the extent that the damage is caused by (a) [***]; or (b) [***]. Upon CLIENT’s written request, OFFSHORE will acquire, through qualified brokers and at CLIENT’s expense, Mexican insurance covering CLIENT’s material and equipment. Notwithstanding the foregoing, OFFSHORE shall [***].

J.

In the event that CLIENT’s occupancy of the Mexican Facility is interrupted as a result of an event that is not caused by CLIENT, whether such interruption results from fire, natural hazard, destruction, eminent domain or other governmental action, or otherwise, OFFSHORE shall give CLIENT notice (the “Interrupted Occupancy Notice”) within [***] days after the start of the interruption in CLIENT’s occupancy. In such event, OFFSHORE shall take one of the following actions at its sole cost and expense:

a)	Repair or rebuild (or cause to repair and rebuild) the Mexican Facility;

b)	Relocate CLIENT’s operation to a different facility in the Park acceptable to CLIENT and OFFSHORE; or

c)	if repair, rebuilding or relocation is not possible within [***] months from the date of the Interrupted Occupancy Notice, take no action to repair, rebuild or relocate.

If no Interrupted Occupancy Notice is given or if OFFSHORE notifies CLIENT that the Mexican Facility cannot be rebuilt or repaired, or the relocation cannot occur within [***] months from the date of the Interrupted Occupancy Notice (the “Interrupted Occupancy Notice Date”), CLIENT may terminate this Agreement without liability by giving OFFSHORE written notice of same within [***] days after CLIENT’s receipt of the Interrupted Occupancy Notice. Such termination shall be effective immediately. If OFFSHORE fails to deliver the Interrupted Occupancy Notice or states in the Interrupted Occupancy Notice that repair, rebuilding or relocation is not possible within [***] months from the date of the Interrupted Occupancy Notice and OFFSHORE will not relocate CLIENT’s operation, CLIENT may terminate this Agreement immediately. In the event of termination pursuant to this Section J, CLIENT agrees to pay, at the time of such termination: (1) all accrued and unpaid Facilities Fees, (2) all accrued and unpaid Shelter Plan Fees, and (3) all accrued and unpaid labor charges and pass-through charges, in each case through the effective date of termination. In the event CLIENT terminates this Agreement under this Section, this shall not

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act as a waiver of any claim or remedy which CLIENT may otherwise have against OFFSHORE resulting from OFFSHORE’s breach of contract. The Facilities Fee payable by CLIENT will be abated for the period of time its occupancy of the Mexican Facility is interrupted in the same proportion that the area of the Mexican Facility that it is prevented from occupying bears to the total area of the Mexican Facility. Solely to the extent that CLIENT is unable to employ at least ten workers during the period that its occupancy of the Mexican Facility is interrupted, the weekly Shelter Plan Fee shall be reduced to reflect the number of workers actually employed and the services then provided by OFFSHORE during each week.

K.

Except as otherwise set forth in this Section, OFFSHORE shall be responsible for all activities associated with the procurement and maintenance of licenses, registrations, permits, approvals, waivers, exemptions, consents or authorizations of any governmental authority required for the construction, occupancy and maintenance of the Mexican Facility and Park. CLIENT shall be responsible for all activities associated with the procurement and maintenance of such product and establishment licenses, registrations, permits, clearances, approvals, waivers, exemptions, consents or authorizations of any governmental authority necessary for the manufacture, use, storage, distribution and promotion of Client’s products, including, without limitation, the regulations promulgated by the U.S. Food and Drug Administration (“FDA”) (the foregoing, collectively, “Regulatory Permits”) and, except as explicitly set forth in this Agreement, compliance with the requirements set forth therein. OFFSHORE shall cooperate with CLIENT as necessary to allow CLIENT to fulfill any reporting or other regulatory requirements under the Regulatory Penn its, the QSR and other applicable laws, rules and regulations. Except as explicitly set forth in this Agreement, CLIENT, as holder of the applicable Regulatory Permits, shall be responsible for making any reports or taking any other action required by the QSR and/or other applicable laws, rule s and regulations. OFFSHORE shall generate and maintain all documentation required by the QSR and other applicable laws, rules and regulations (e.g., maintenance records).

ARTICLE II - SERVICES, REPAIR AND MAINTENANCE

A.

OFFSHORE will furnish [***] commercial telephone line in the Mexican Facility. CLIENT will pay all monthly telephone service charges (other than for usage by OFFSHORE personnel) and will reimburse OFFSHORE for its actual cost for the installation of any additional commercial telephone lines requested by CLIENT.

B.

Subject to Section 11.D, OFFSHORE will maintain the Mexican Facility in accordance with applicable laws, rules and regulations (including local building, environmental and safety regulations) and in good repair at all times. It is expressly understood and agreed that all maintenance and repairs of the premises will be the responsibility of OFFSHORE, except for the cost of repairs for damage caused by CLIENT, which will be the responsibility of CLIENT. CLIENT understands and agrees that all Mexican Facility

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alterations must be performed and maintained in accordance with applicable building codes unless pre-app roved in writing by OFFSHORE, and, if not otherwise required under this Agreement, will be at the CLIENT’s sole expense. In addition, the cleaning of the production area, including any cafeteria areas with in the production area, within the Mexican Facility will be the responsibility of OFFSHORE prior to CLIENT’s occupancy of the Mexican Facility and the responsibility of CLIENT thereafter. Notwithstanding anything to the contrary herein, OFFSHORE shall immediately notify CLIENT of any repairs or alterations to the Mexican Facility that could impact the QC System and/or the Regulatory Permits, and OFFSHORE shall not make any such repairs or make any such alterations unless OFFSHORE first receives prior written approval from CLIENT for such repairs or alterations.

C.

OFFSHORE shall make no alterations to the Park or the Mexican Facility which could reasonably be expected to adversely impact the Mexican Facility, CLIENT’s operations or CLIENT’s costs, without prior written approval from CLIENT.

D.

If there is a change in applicable laws, rules and regulations (including local building, environmental and safety regulations) after the Substantial Completion Date that requires alterations to the Mexican Facility which would result in a material cost to OFFSHORE, OFFSHORE shall promptly implement such alterations but CLIENT shall reimburse OFFSHORE for any actual, reasonable and documented costs incurred by OFFSHORE solely in connection with the alterations to the Mexican Facility. Any other alterations to the Park shall be performed by OFFSHORE at its sole cost and expense.

ARTICLE III - LABOR

A.

OFFSHORE agrees to use all reasonable efforts to cause Maquilas to meet the staffing plans provided by CLIENT, as such staffing plans may be reasonably changed from time to time by CLIENT to assemble and manufacture CLIENT’s components into finished products (the “Finished Products”), and/or perform other work as directed by CLIENT in its production process (the “Workers”). Workers hired by Maquilas under this Agreement will be dedicated to CLIENT for CLIENT’s operations in the Mexican Facility. CLIENT will have direct supervisory control and management responsibility for all Workers who are allocated to CLIENT’s operations at the Mexican Facility.

B.

CLIENT will have the right to select from the potential Workers provided by Maquilas in accordance with Exhibit A, those who best meet CLIENT’s minimum requirements. The work force will include production line workers, material handlers, group leaders, and inspectors, who will be paid on an hourly basis and reimbursed by CLIENT to OFFSHORE under the specific terms of this Agreement. In addition to the foregoing labor force, Maquilas will provide CLIENT with a pool of administrative and technical employees from whom CLIENT can select as it may deem necessary for the better implementation of this Agreement. These additional employees will be paid on a salaried basis by Maquilas. CLIENT shall reimburse OFFSHORE for all salaries and benefits paid to Workers to the extent such salaries and benefits were approved by CLIENT prior to the salaried Workers commencing work for CLIENT.

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Once CLIENT has accepted the workers, hourly or salaried, furnished by Maquilas, CLIENT will have full authority and responsibility to train, supervise, retain, and dismiss these workers. CLIENT represents, warrants and agrees that CLIENT has sole responsibility and authority for assuring that the manufacturing process, Inputs (as that term is defined below) and the Finished Products meet CLIENT’s standards for product quality.

C.

Since the workload hereunder may not be at a continuous and steady rate, it may become necessary from time to time to vary the total work force utilized in CLIENT’s operations at the Mexican Facility. Accordingly, OFFSHORE agrees to assist the CLIENT, when requested, in reducing the work force in order to minimize the Labor Charges and Severance Payments (as those terms are defined below) to CLIENT hereunder by using all reasonable efforts to place unneeded Workers that had been allocated to CLIENT’s operations hereunder with other OFFSHORE client companies with operations in the Park. Notwithstanding the foregoing, OFFSHORE cannot guarantee the placement of any of CLIENT’s unneeded workers with another OFFSHORE client company’s operations in the Park.

D.

The labor rates paid by OFFSHORE to the Mexican workers are based on Mexican Labor Laws (an example of how labor rates are calculated is described in Exhibit C attached hereto and incorporated herein with this reference) and include Social Security, taxes, and all other benefits required under Mexican Law. It is agreed that all wages to be paid to the Workers providing services to CLIENT, including any increase in such wages required by an act of the Government of Mexico, or by a collective bargaining agreement between Maquilas and the worker labor union, or by direction of CLIENT, will be paid by CLIENT to OFFSHORE. OFFSHORE shall pay all such amounts paid by CLIENT to the Workers in accordance with applicable laws, rules and regulations.

E.

OFFSHORE warrants that in its performance of this Agreement, it will in all respects conform to the applicable laws, rules, regulations, and orders of appropriate Mexican federal, state and local governmental authorities.

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ARTICLE IV - SHIPPING, CUSTOMS, LICENSES, AND PERMITS

A.

OFFSHORE agrees to provide transaction assistance to CLIENT in connection with CLIENT’s U.S. imports and related U.S. Customs activities. However, such assistance is not a substitute for CLIENT’s internal and/or external Customs expertise to assure its full compliance with all applicable laws, rules and regulations enforced by U.S. Customs & Border Protection. CLIENT will retain title to all of its materials, products and equipment used in connection with its operations under this Agreement. For U.S. Customs purposes, CLIENT will act the “Importer of Record” and will be solely responsible for all U.S. tariffs, duties, bonds, U.S. Customs broker charges and all other charges and exactions involved in the U.S. import process. OFFSHORE will not be responsible for U.S. Customs duties or compliance, which will be wholly the responsibility of CLIENT.

B.

CLIENT will be responsible for supplying to U.S. Customs all information required in connection with the import of CLIENT’s foreign products into the U.S., including any required cost submissions. CLIENT will also be responsible for supplying to OFFSHORE, on a timely basis, all information necessary for the preparation of commercial invoice s and other documents prepared by OFFSHORE [***] acting in their capacity as Mexican exporter for shipment of CLIENT’s products to the U.S. In the event that CLIENT wishes to import its products into the United States with preferential tariff treatment under the North American Free Trade Agreement (“NAFTA”), OFFSHORE will have the sole authority to prepare and sign the exporter NAFTA Certificates of Origin, as provided under Article 501 of NAFTA. In that event, CLIENT agrees to provide to OFFSHORE all required supporting information, in writing, to support OFFSHORE’s determination of NAFTA origin with respect to the products to be imported into the United States. In view of OFFSHORE’s reliance on data supplied by CLIENT, CLIENT agrees to indemnify and hold OFFSHORE harmless, including the payment of reasonable attorneys’ fees, for any action, claim, loss, assessment or penalty imposed by U.S. Customs & Border Protection, or other U.S. federal agency, against OFFSHORE [***], in connection with the entry of CLIENT’s products into the U.S., except to the extent that such action, claim, loss, assessment or penalty results from the negligence or wrongdoing of OFFSHORE [***].

C.

OFFSHORE also agrees to provide transaction assistance to CLIENT in connection with CLIENT’s export of products, materials, components and/or equipment or other items from the U.S. to the OFFSHORE manufacturing facility in Mexico to be used by the CLIENT in its manufacturing and assembly operations. However, such assistance is not a substitute for CLIENT’s internal and/or external advice and expertise with respect to any applicable U.S. export control laws, rules and regulations. In this regard, CLIENT will act as the legal U.S. exporter or “U.S. Principal Party in Interest” (“USPPI”) as provided in applicable U.S. Commerce Department regulations. OFFSHORE will not in any case act as the USPPI or U.S. exporter of products, materials, components and/or equipment or other items used in connection with CLIENT’s operations in Mexico. CLIENT agrees that it will obtain any and all export licenses that are required under any U.S. export control regulation s or regimes for CLIENT’S exports to Mexico and will provide OFFSHORE with copies of any licenses pertaining to exports for which OFFSHORE will be providing support. Any costs incurred by OFFSHORE to comply with the U.S. EAR and/or ITAR, including reasonable

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attorneys’ fees, that are the result of CLIENT’S activities under this Agreement shall be reimbursed to OFFSHORE by CLIENT. In view of OFFSHORE’s reliance on data supplied by CLIENT, CLIENT agrees to indemnify and hold OFFSHORE harmless, including the payment of reasonable attorneys’ fees, for any action, claim, loss, assessment or penalty imposed by U.S. Customs & Border Protection, or other U.S. federal agency, against OFFSHORE or any of its affiliates, in connection with the export of CLIENT’s products from the U.S. into Mexico, except to the extent that such action, claim, loss, assessment or penalty results from the negligence or wrongdoing of OFFSHORE [***].

D.

OFFSHORE will be responsible for and will coordinate with Mexican authorities the customs clearance of the importation into Mexico of CLIENT’s materials, parts and components and any other require d inputs (the “Inputs”), as well as equipment, and will be responsible for the export from Mexico of the finished products, equipment and other items. CLIENT understands and agrees that, in order for OFFSHORE to be able to fulfill its obligations under this subparagraph, CLIENT must supply OFFSHORE, on a timely basis, with all pertinent information and documentation, including, without limitation, complete descriptions, makes, models and serial numbers, weights, costs, country of origin and certificates of origin of all Inputs and other property imported or exported into or out of Mexico for CLIENT hereunder, including without limitation proof of any export license that may be required by the U.S. government prior to export of Inputs to Mexico. CLIENT hereby acknowledges that 1) it takes approximately [***] days to obtain the initial Mexican permits once the application process is commenced, and 2) failure by CLIENT to provide accurate information referred to above on a timely basis may cause shipping delays and may result in customs fines. In addition, special permits needed to meet CLIENT’s specific requirements may take a longer period of time. CLIENT will promptly reimburse OFFSHORE for all amounts tendered by OFFSHORE and appropriately documented to CLIENT representing the Mexican customs tariffs, duties, value-added tax, customs processing fees, fines, bonds, and Mexican customs brokerage charges (collectively, the “Mexican Duties”) which may arise in respect of the import and export activities referred to herein, including, without limitation, any Mexican Duties that may become payable in the future with respect to a) Inputs imported into Mexico that are subsequently exported to the United States, whether or not incorporated into products, or b) Inputs, equipment or other property that has undergone a change of customs regime in Mexico, or c) Inputs, equipment or other property that had or has gone unreported to Mexican authorities due to the failure of CLIENT to properly document such items. CLIENT shall be responsible for providing to OFFSHORE all information and documentation, including U.S. import declarations, which may be required in order to calculate the amounts of such Mexican Duties. Under this Agreement, Maquilas is the importer and exporter of record in Mexico. As such, Maquilas shall have the exclusive right to hire the Mexican customs brokers used to perform Mexican customs transactions. In view of OFFSHORE’s reliance on data supplied by CLIENT, CLIENT agrees to indemnify and hold OFFSHORE harmless,

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including reasonable attorneys’ fees, for any action, claim, loss, assessment or penalty imposed by any Mexican government agency against OFFSHORE or Maquilas in connection with the entry of CLIENT’s products into Mexico, or export of CLIENT’s products to the U.S. or any other country, except to the extent that such action, claim, loss, assessment or penalty results from the negligence or wrongdoing of OFFSHORE [***].

E.

All freight charges, customs and brokerage fees, tariffs, duties, payments to the governments of Mexico or the United States, and other costs and expenses incurred by OFFSHORE in the performance of its duties under this ARTICLE IV, are incurred for the account of CLIENT. CLIENT will reimburse OFFSHORE for all amounts so paid for its account in accordance with Section VI.A.

ARTICLE V - FEES AND COSTS

A.	CLIENT agrees to pay the following fees during the term of this Agreement:

(i)

A monthly fee (the “Facilities Fee”) of US$[***] per sq/ft in the Mexican Facility for each month of CLIENT’s use of the Mexican Facility. The Facilities Fee for each month will be billed, in advance, in the last weekly billing of the prior month. The Facilities Fee (prorated for any partial month) will commence (a) the Substantial Completion Date (even if it occurs prior to the Estimated Substantial Completion Date) or (b) the date on which CLIENT occupies the Mexican Facility, whichever is earlier. Occupancy will be deemed to occur once CLIENT’s production equipment has been installed; provided, however, that merely working in the construction environment will not be deemed to be occupancy. In addition, OFFSHORE shall include in each monthly billing an amount equal to Mexico’s value added tax (IVA) on the Mexican Facility. OFFSHORE shall credit CLIENT for the IVA paid on the Facilities Fee within [***] days of receiving reimbursement from Maquilas, which OFFSHORE shall use reasonable efforts to collect from Maquilas. Credit will be given to CLIENT at [***] that applies on the date [***].

(ii)

A monthly Park Maintenance Fee, (the “PMF”) of $[***] per sq./ft. in the Mexican Facility for each month of CLIENT’s use of the Mexican Facility. The PMF covers the costs and expenses associated with the management, repair, maintenance and insuring of the Park, not the Mexican Facility, which is covered by the Facilities Fee.

(iii)	A weekly fee for OFFSHORE ‘ s goods and services hereunder (the “Shelter Plan Fee”), which will be calculated as follows:

By multiplying 1) [***], by 2) [***].

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OFFSHORE Shelter Plan Fee Schedule per worker Hour*

[***]
Fee/[***]
$[***]

Headcount Beginning	Headcount Ending	Shelter Fee Beginning	Shelter Fee Ending
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*

CLIENT agrees that the rate to be used to determine the [***] Fee will be the rate applicable to [***]. In calculating the Shelter Plan Fee, Workers who are salaried personnel shall work [***] per week. Except as otherwise expressly provided in this Agreement, in no event shall the Shelter Plan Fee with respect to any week [***] be less than the weekly minimum Shelter Plan Fee of $[***] per [***]. Except for such minimum, the Shelter Plan Fee calculation is calculated as set forth above. The headcount and rates for each headcount level defined in Schedule E are summarized by the table above, and the full schedule of starting Shelter Fee Rates is provided in Exhibit E attached hereto and incorporated herein with this reference. If, for example [***], the applicable rate applies to [***].

B.	CLIENT further agrees to reimburse OFFSHORE for the following costs and charges incurred by OFFSHORE in connect ion with this Agreement m accordance with the procedures described in ARTICLE VI hereof:

(i)

All salary and benefits paid by OFFSHORE, for CLIENT’s account, in the performance of this Agreement, to Workers or to third parties on behalf of workers (e.g., life insurance companies, unions) performing services for CLIENT hereunder (the “Labor Charges”).

CLIENT understands and agrees that the Labor Charges consist of wages, taxes, fringe benefits and other related personnel costs (e.g., life insurance, PTO, union fees), and that the amount of such payments depends on a variety of factors, such as the applicable laws, rules and regulations of Mexico, as well as pertinent collective bargaining agreements. The factors affecting the amounts of the Labor Charges are subject to amendment from time to time as approved by CLIENT. An example of a Wage and Fringe Calculation displaying the typical components is set forth on Exhibit C. The amounts resulting from such calculation (the “Weekly Compensation Amount”) will be computed [***], and the corresponding amount to be [***] will be adjusted for [***].

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CLIENT further agrees to reimburse OFFSHORE for any overtime hours authorized by CLIENT at the overtime premium paid by OFFSHORE to the Workers for CLIENT’s account. Overtime payments will be assessed only where required by applicable laws, rules and regulations and shall be calculated by [***].

(ii)	All costs incurred by OFFSHORE in connection with performing CLIENT’s screening process under Exhibit A.

(iii)

All costs incurred by OFFSHORE in connection with additional services provided at CLIENT’s written request that are materially different from the services described herein. CLIENT’s request for such additional services must be made in writing on CLIENT’s “Purchase Requisition” form and must be signed by CLIENT’s representative.

(iv)	The cost of electric power consumed by CLIENT in the Mexican Facility. OFFSHORE (at CLIENT’s cost) shall coordinate the installation of an electrical meter for the Mexican Facility.

(v)

The cost of water and sewer charges, if applicable, for such utility services consumed by CLIENT or used solely in connection with CLIENT’s operations at the Mexican Facility. OFFSHORE (at CLIENT’s cost) shall coordinate the installation of a water meter for the Mexican Facility.

(vi)	The cost of bus transportation for Workers allocated to CLIENT’s operations hereunder to travel to and from the Mexican Facility solely to perform services for CLIENT.

(vii)

The actual and reasonable cost approved in advance by CLIENT for participation in the Employee Sports Complex by Workers dedicated to CLIENT’s operations hereunder to the extent all workers in the Park are provided such benefit at no cost. The Employee Sports Complex is operated by a non-profit entity created by OFFSHORE. CLIENT’s representatives are invited to join the Board of this entity, which directs its operations and budget.

(viii)

All other reasonable and actual duties, taxes, levies and other similar payments made by OFFSHORE to the governmental authorities in Mexico that are expressly agreed to be reimbursed by CLIENT in this Agreement, in each case that are made with the prior written approval of CLIENT on behalf of the CLIENT in the performance of this Agreement, including Mexico’s IVA tax, which is charged on most purchases made in Mexico. Credit shall be given to CLIENT in the manner described in Paragraph A (i) of this ARTICLE V.

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C.

CLIENT will have the sole responsibility to pay any and all amounts payable to such Worker for severance benefits (the “Severance Payments”) accrued under applicable laws, rules and regulations and any binding collective bargaining agreement with respect to the number of months spent by the Worker performing services for CLIENT under this Agreement unless otherwise agreed in advance by CLIENT. OFFSHORE shall have the sole responsibility to pay any and all other Severance Payments. The Workers who may be entitled to Severance Payment s include production line workers, material handlers, group leaders and inspectors, supervisory workers, monthly salaried administrative, technical workers and confidential workers assigned to CLIENT pursuant to this Agreement. If more than [***] Workers are terminated in any one week, for any reason, CLIENT shall advance to OFFSHORE or Maquilas, as the case may be (prior to the date on which Severance Payments are payable to such terminated workers), the amount of the Severance Payments that are payable by CLIENT under this Section V.C. OFFSHORE will use all commercially reasonable efforts to place Workers that had been allocated to CLIENT’s operations hereunder with other OFFSHORE client companies with operations in the Park to minimize CLIENT’s obligations with respect to Severance Payments.

To secure the payment of the Worker Severance Payments, CLIENT and OFFSHORE mutually agree to include a percentage levy (the “Levy”) in the Wage and Fringe Calculation (Exhibit C) such that over time funds shall be accrued that are sufficient to cover no less than [***] percent ([***]%) of the projected Severance Payments for which Client is liable under this Section V.C (the “Levy Balance”) no later than the second anniversary of the Effective Date. Such Levy shall be drawn upon in the event CLIENT does not meet its payment obligation under this Section V.C. The amount of the Levy shall be determined no Jess than annually thereafter, and the Levy Balance shall be adjusted as of such anniversary so that the Levy Balance equals at least [***]% of the projected Severance Payments for which Client is liable under Section V.C. Once the Levy Balance has reached a level of $[***], an escrow account shall be established, provided that any expense related thereto is for the account of CLIENT. OFFSHORE shall refund the excess, if any, of the Levy Balance over the Severance Payments for which CLIENT is liable under Section V.C, within [***] days after the Severance Payments have been paid to the Workers.

OFFSHORE will have the sole responsibility to [***].

D.

OFFSHORE will notify CLIENT of the adjustments to the Shelter Plan Fee under Exhibit D attached hereto and incorporated herein with this reference at least [***] days prior to the [***] of the Effective Date and each anniversary thereafter.

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The Shelter Plan Fee adjustments will be determined in accordance with the procedure set forth in Exhibit D, “Economic Factors Adjustment” attached hereto and incorporated herein with this reference. The Economic Factors Adjustment recognizes changes in Mexican and U.S. price levels and the peso/US Dollar exchange rate.

E.

The Facilities Fee shall be adjusted annually, at the same time as the Shelter Fee. The Facilities Fee will be adjusted in accordance with the procedure set forth herein and will equal the percentage increase (or decrease), if any, in the cost of living for the preceding year based upon the United States Consumer Price Index -All Items—U.S. City Average, All Urban Consumers (USCPI) issued by the Bureau of Labor Statistics of the United States Department of Labor (the base period for said Index is 1982-84 equals 100). In the event the Index ceases to be published, the most comparable substitute shall be used thereafter as selected by the mutual agreement of the parties.

ARTICLE VI - INVOICES AND PAYMENT

A.

OFFSHORE will submit to CLIENT invoices for all amounts that it is owed under this Agreement to CLIENT on a [***], except for [***] Facilities Fee, which shall be billed monthly in advance. All invoices will be issued in United States Dollars.

B.	Each invoice will contain the following information:

(i)	The total number of basic, non-overtime hours worked during the relevant week by each Worker;

(ii)	The total overtime hours and the associated overtime premium cost by each Worker;

(iii)	the Labor Charges; and

(iv)

A summary of costs incurred by OFFSHORE for the CLIENT’s account pursuant hereto, including, but not limited to, a) freight for moving CLIENT’s materials, equipment, and finished products across the border; b) Mexican brokerage charges; and c) supplies.

C.

Each invoice will be accompanied by paid receipts or third party invoices that provide sufficient detail of costs incurred by OFFSHORE for CLIENT’s account pursuant to this Agreement and for which OFFSHORE is seeking reimbursement, so as to provide an accurate and complete record of the services provided on CLIENT’s behalf. With respect to costs incurred by OFFSHORE in Mexico (other than freight and customs charges), the invoice will be accompanied by a document signed by CLIENT’s on-site representative, certifying the accuracy of (i) the number of basic and overtime hours worked during the relevant work week, (ii) the number of Workers utilized during the relevant period, and (iii) the costs incurred in Mexico (other than freight and customs charges) for which reimbursement is sought in the invoice.

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D.	CLIENT hereby agrees to pay, via electronic transfer to OFFSHORE’s bank, the undisputed amount of each such invoice as follows:

(i)	the invoiced Labor Charges incurred in the [***] (due into OFFSHORE’s bank no later than [***] of the [***] the week the Labor Charges were in voiced);

(ii)	All other (non-labor) invoice charges (due into OFFSHORE’s bank within [***] days after the date such invoice is delivered to CLIENT).

If any portion of an invoice is disputed by CLIENT, CLIENT agrees that it will pay the undisputed portion of the invoice as if there were no such dispute about the remainder of the invoiced amount and must notify OFFSHORE in writing of such disputed portion.

E.

CLIENT understands and agrees that certain purchases requested by CLIENT that are not otherwise required under this Agreement may require deposits, progress payments (as in the case of construction projects), or payment on delivery (as in the case of a vehicle purchase). In such instances, OFFSHORE will invoice the CLIENT for the amount due and will make the corresponding purchase, deposit, or progress payment when such invoice is paid in full by CLIENT.

ARTICLE VII - TERM AND TERMINATION FOR CONVENIENCE

A.	The term of this Agreement commences on the Effective Date and ends on the [***] of the Substantial Completion Date, unless terminated or extended in accordance with this Agreement.

B.

If CLIENT requests early termination of this Agreement for convenience, such termination shall be with no less than [***] days advance written notice to OFFSHORE. At the time of giving such notice, CLIENT will pay OFFSHORE a termination fee (the “Termination Fee”) equal to the immediately preceding [***] billing for the Shelter Plan Fee under ARTICLE V hereof. The parties agree that OFFSHORE will suffer damages as a result of CLIENT’s early termination of this Agreement, and such damages will be difficult to accurately quantify. The Termination Fee is intended to approximate the damages to be suffered by OFFSHORE as a result of such termination and not as a penalty. CLIENT acknowledges that termination of this Agreement may give rise to Severance Payments relating to the Workers employed at the request of the CLIENT. Each party’s responsibility for Severance Payments are stated in Section V.C of this Agreement. The Severance Payments are in addition to the Termination Fee owed by the CLIENT to OFFSHORE. CLIENT shall have [***] other than [***].

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C.

If CLIENT requests early termination of this Agreement for convenience, it shall continue to pay the Facilities Fees until the earlier of (a) [***] or the [***] of the Substantial Completion Date or (b) the date the Mexican Facility is occupied by a new client that is reasonably acceptable to OFFSHORE. Upon notice of termination from CLIENT, OFFSHORE shall use all reasonable efforts to lease the Mexican Facility to a new client unless otherwise directed by CLIENT.

D.	Each party shall have the right to terminate this Agreement as provided in ARTICLE XVII.

ARTICLE VIII - OPTION TO RENEW/HOLDOVER

A.

CLIENT may renew this Agreement for an additional period of up to [***] years on the same terms and conditions (including fees as they may be adjusted in accordance with this Agreement). CLIENT may exercise its right to renew this Agreement by giving OFFSHORE written notice of its intention to renew no fewer than [***] days prior to the scheduled expiration of this Agreement.

B.	This Agreement may be terminated by CLIENT [***] as permitted under this Agreement [***] (other than the payment to Workers of any Severance Payments).

C.

Subject to the next sentence, if CLIENT does not remove all its property from the Mexican Facility and the Park within [***] days after the date on which this Agreement expires (the “Expiration Date”), CLIENT shall be deemed (a) to have requested OFFSHORE to grant CLIENT an extension of the term of this Agreement for one period of [***] months (the “Holdover Period”), and (b) to have agreed to abide, during the Holdover Period, by the terms of this Agreement that were in effect immediately prior to the commencement of the Holdover Period, and including any price adjustment s applicable under ARTICLE V hereunder that would be calculated during the Holdover Period. In addition, OFFSHORE and CLIENT may mutually agree in writing to extend the Holdover Period for [***]. CLIENT’s implied request to extend the term of this Agreement for the Holdover Period pursuant to the immediately preceding sentence may be denied by OFFSHORE’s giving CLIENT written notice of such denial, prior to, or within [***] business days after the Expiration Date.

ARTICLE IX - WARRANTIES; INDEMNITIES

A.

OFFSHORE represents and warrants to CLIENT that: (a) it will use sufficient numbers of personnel to perform the services in accordance with this Agreement; (b) employees of OFFSHORE and its subcontractors assigned to the CLIENT account will have an appropriate degree of training, experience, and skill to perform the tasks assigned; (c) it will perform its obligations under this Agreement in a professional and workmanlike manner; (d) it has the right to use all intellectual property supplied by and used by it in

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connection with its performance of its obligations under this Agreement; (e) it will maintain the Park (including the Mexican Facility) in good operating condition and so that such assets shall operate in accordance with their specifications; and (f) in performing its obligations under this Agreement, it will comply with all laws, rules and regulations and decrees of any entity having jurisdiction, whether applicable to OFFSHORE, the services, the Park (including the Mexican Facility) or CLIENT.

B.

Subject to Section IX.C, CLIENT hereby indemnifies, and agrees to protect, defend and hold OFFSHORE and Maquilas, and their respective owners, directors, officer, assignees, agents and workers (each an “OFFSHORE Indemnitee”) harmless against all demands, obligations, claims, costs, expenses, judgments, awards and liabilities of any nature, claimed or asserted by any Indemnitee, and against all losses in any way suffered, incurred, or paid or that may be suffered, incurred, or paid by any OFFSHORE Indemnitee as a result of, or in any way arising out of, or related to, the design, manufacture, use, delivery, consumption, or integration into other products of any of CLIENT’s products, Inputs or Finished Products.

C.

OFFSHORE hereby indemnifies, and agrees to protect, defend and hold CLIENT and [***] (each an “CLIENT Indemnitee”) harmless against all [***], and against [***] by any CLIENT Indemnitee as a result of, or in any way arising out of, or related to:

a.	[***];

b.	any breach of this Agreement or negligent act or omission of OFFSHORE or its subcontractors in connection with the hiring and screening of Workers;

c.	the hiring, screening and employment of any persons performing services under this Agreement other than Workers;

d.	the Park (other than the Mexican Facility) or the construction and maintenance of the Mexican Facility except to the extent caused by the acts or omissions of CLIENT;

e.	property damage or personal injury caused by the negligent acts or omissions of OFFSHORE or its subcontractors or the other tenants at the Park; and

f.	the breach of Sections IX.A, ARTICLE X or Exhibit A caused directly or indirectly by the acts or omissions of OFFSHORE or its subcontractors.

D.

IN RECOGNITION OF CLIENT’s RESPONSIBILITY FOR ITS INPUTS AND FINISHED PRODUCTS AND THE QUALITY THEREOF UNDER SECTION III.B, OFFSHORE, ON BEHALF OF ITSELF, MAQUILAS AND THEIR RESPECTIVE AFFILIATES, EXPRESSLY DISCLAIM ALL WARRANTIES WITH RESPECT TO

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CLIENT’s INPUTS AND FINISHED PRODUCTS HANDLED IN ACCORDANCE WITH THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, WARRANTIES IMPLIED UNDER LAW SUCH AS, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

ARTICLE X - LAWS, RULES AND REGULATIONS

A.

OFFSHORE will cause its subcontractors to comply with all of the laws, rules, and regulations of governmental authorities of Mexico and the applicable provisions of this Agreement, including, without limitation Sections 11.B and X.F.

B.

CLIENT warrants that the products being manufactured by CLIENT pursuant to this Agreement are not intended for any use that would cause OFFSHORE or Maquilas to be in violation of any laws, rules and regulations of the United States. Without limiting the scope of this representation in any way, CLIENT specifically warrants that the following are and will remain true during the term of this Agreement:

(i)

CLIENT is incorporated to do business in the United States, or if it is not, none of CLIENT’s products or any item into which CLIENT’s products will be incorporated is intended for use in a defense or space-related application that would cause any of CLIENT’s products to constitute a defense article under the International Traffic in Arms Regulations; and

(ii)	None of CLIENT’s products is intended for any end use that is prohibited by the Export Administration Regulations, Part 744.

C.

OFFSHORE makes no representation or warranty about CLIENT’s tax status or liability under the tax laws, rules and regulations of Mexico, the United States, or any other jurisdiction; provided, however, that OFFSHORE shall use all reasonable efforts to assist CLIENT to determine such status and liability. CLIENT represents and warrants that it has investigated and is satisfied with its understanding of the tax effects of its operations under the Agreement and, in connection therewith, has not relied on any statement made by OFFSHORE.

CLIENT and OFFSHORE agree and acknowledge that if changes in Mexican tax laws, rules and regulations cause Mexican taxes to be payable by OFFSHORE or Maquilas, by virtue of this Agreement between CLIENT and OFFSHORE, CLIENT shall reimburse OFFSHORE, Maquilas or both, on demand, for such taxes. If such a situation arises, and if OFFSHORE and CLIENT cannot mutually agree on an alternative structure for the Agreement that would mitigate such Mexican taxes liability of OFFSHORE and/or Maquilas, as the case may be, then CLIENT shall, upon [***] days’ written notice from

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OFFSHORE, (i) commence action to form its own Mexican corporation; or (ii) retain its current Shelter Plan Agreement with OFFSHORE. In any case, CLIENT shall reimburse OFFSHORE, Maquilas or both for all tax burdens, and such reasonable costs directly related to the compliance therewith by OFFSHORE or Maquilas or both, whether or not as a result of the change in Mexican tax laws, rules and regulations, in connection with the presence in Mexico of CLIENT’s equipment, inventory and workers pursuant to the operations conducted under this Agreement or otherwise. If, however, CLIENT forms a Mexican corporation pursuant to this Paragraph, CLIENT’s obligation to reimburse OFFSHORE and Maquilas for the Mexican tax burden caused by CLIENT’s activities under this Agreement shall end when such Mexican corporation’s formation and commencement of operations cause such tax burden on OFFSHORE and Maquilas to cease.

D.

Neither party will (and will not permit its other clients, subcontractors to) generate, release, store, place, use or dispose of any hazardous, toxic, or dangerous matter, substance or waste in, on or about the Mexican Facility or the Park. Each party agrees to indemnify, defend and hold the other party and its respective affiliates, and their respective owners, directors, officers, assignees, subcontractors, agents, and workers harmless from any and all claims, actions, administrative proceedings (including informal proceedings), judgments, damages, punitive damages, penalties, fines, costs, liabilities, interest or losses, including reasonable attorneys’ fees and expenses, consultant fees and expert fees, together with all other costs of any kind that arise during or after the term of this Agreement, directly or indirectly, from or in connection with a breach of the covenant in this Section or from or in connection with the failure of the indemnifying party or its agents, contractors, representatives or workers to comply with any laws, rules and regulations or other requirements regarding protection of the environment, public health or safety.

E.

CLIENT agrees to comply with all regulations of general application to the Park provided in writing to CLIENT, if any, whether now or hereafter in effect, in particular those related to use and upkeep of common areas.

F.

In the event that the FDA or other regulatory authority conducts or seeks to conduct an inspection or audit of the Mexican Facility, or makes an inquiry or investigation regarding the products or activities at the Mexican Facility, OFFSHORE shall immediately notify CLIENT. OFFSHORE shall ensure that CLIENT or CLIENT’s designated representative is in attendance for any inspection or audit by regulatory authorities and CLIENT shall retain sole responsibility for communicating with regulatory authorities with respect to any such inspection, audit, inquiry or investigation. To the extent applicable, OFFSHORE agrees to provide assistance to CLIENT regarding preparation of any communications or responses to regulatory authorities regarding any such inspection, audit, inquiry or investigation; provided that all such communications with regulatory authorities shall be made by CLIENT and not by OFFSHORE.

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G.

In performing under this Agreement, each party agrees to comply, and shall ensure that all of their respective subcontractors, agents, brokers, consultants or other third parties performing their obligations pursuant to this Agreement (collectively, “Third Parties”) comply, with all applicable anti-bribery laws, rules and regulations, including the U.S. Foreign Corrupt Practices Act (“FCPA”), the anticorruption laws, rules and regulations of Mexico and all other applicable laws, rules and regulations dealing with bribery, extortion, and kickbacks (collectively, “Anti-corruption Laws”).

a.

In connection with this Agreement, and any related agreement or activity, OFFSHORE represents and covenants that no payments of money or anything of value have been or will be corruptly offered, promised, paid, or authorized, directly or indirectly, to any “Public Official,” as defined below, for purpose of: (i) influencing any act or decision of the Public Official in his or her official capacity; (ii) inducing the Public Official to do an act in violation of a lawful duty; or (iii) inducing the Public Official to use his or her influence with a government or instrumentality thereof, in order to assist OFFSHORE, Maquilas or CLIENT in obtaining or retaining business or securing any improper advantage.

i.

“Public Official” means: (i) any official, officer, employee, or representative of (a) any federal, state, provincial, territory, county or municipal government or any department or agency thereof, (b) any public international organization or any department or agency thereof, or (c) any company or entity owned or controlled by any government; (ii) any political party or party official; and (iii) an y candidate for political office.

b.

OFFSHORE represents that neither it nor Maquilas is a Public Official; that none of OFFSHORE’s or Maquilas’s officers, directors, employees, or principal owners is a Public Official; and that no Public Official is directly or indirectly a principal owner or Shelter Plan Agreement investor in OFFSHORE or Maquilas, or has any substantial financial interest in the contractual relationship established by this Agreement.

c.

OFFSHORE warrants that neither it nor Maquilas, nor any party on their behalf, will pay, offer, agree to pay, or cause to be paid, directly or indirectly, any loan, gift, donation, payment or other contribution to or for the benefit of, or at the direction of, any Public Official, including any elected public official, any candidate or campaign for public office, any official of a political party or any employee of a political party, where such payment, offer or agreement is in any way connected to CLIENT or this Agreement without prior CLIENT approval.

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d.

Any Third Party who will be involved in performing this Agreement or any related activity shall certify that such Third Party has and will comply with all Anti-corruption Laws prior to any involvement in this Agreement or any related activity.

e.

OFFSHORE will promptly notify CLIENT of any actual or alleged anti-corruption violation by or government investigation of OFFSHORE, Maquilas or any Third Party performing services under this Agreement, whether related to this Agreement or otherwise. OFFSHORE will provide, and ensure that Maquilas and any Third Party provides, reasonable cooperation in any anti-corruption audit, review or investigation undertaken by CLIENT, whether proceeded by such notification or otherwise.

f.	Notwithstanding anything in this Agreement to the contrary, in the event that OFFSHORE breaches any provision of this Section X.G of the Agreement or violate s any Anti-corruption Law:

i.	CLIENT shall have the right unilaterally to terminate this Agreement immediately or to take other appropriate action in accordance with the terms of this Agreement;

ii.

OFFSHORE shall defend, indemnify and hold harmless CLIENT against any and all costs, damages, losses, liabilities, expenses, judgments, fines, settlements and any other amounts of any nature, including reasonable attorneys’ fees arising from any improper payment made in violation of any Anti-corruption Law or breach of this Section X.G of this Agreement, directly or indirectly, by, on behalf of or with the knowledge of OFFSHORE or Maquilas.

ARTICLE XI - APPLICABLE LAW

This Agreement will be interpreted and construed in accordance with, and will be governed by, the laws, rules and regulations of the United States and the State of Arizona, without regards to any conflicts of law provisions. This Agreement will not be governed by or interpreted in accordance with the United Nations Convention for the International Sale of Goods, which the parties expressly disclaim. The English version of this Agreement shall be the authoritative binding version of this Agreement and any translations will be for the convenience of the parties only.

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ARTICLE XII - OWNERSHIP; BAILMENT

A.

All right, title, and interest to intellectual property, materials (including raw materials), products, machinery, tools, and equipment used in connection with CLIENT’s products or manufacturing process at the Mexican Facility will remain at all times the property of CLIENT. If and to the extent that OFFSHORE takes possession of any such materials, products, machinery, tools, or equipment, it does so as licensee and bailee on behalf of CLIENT, and under a limited, revocable license to use CLIENT’s intellectual property solely for the purposes of providing services to CLIENT under this Agreement. At no time will OFFSHORE be deemed to have any ownership interest in such property and OFFSHORE hereby assigns (and will cause its subcontractors to assign) to CLIENT all right, title and interest in and to such intellectual property, materials (including raw materials), products, machinery, tools, and equipment.

B.

All right, title, and interest to intellectual property in any materials, products, machinery, tools, and equipment provided by OFFSHORE or its subcontractors (including Maquilas) and used in the Mexican Facility by OFFSHORE, and not in connection with CLIENT’s manufacturing process at the Mexican Facility, will remain at all times the property of OFFSHORE. If and to the extent that CLIENT takes possession of any such materials, products, machinery, tools, or equipment, it does so as licensee and bailee on behalf of OFFSHORE, and under a limited license to use OFFSHORE’s intellectual property solely for the purposes of this Agreement. At no time will CLIENT be deemed to have any ownership interest in such property.

ARTICLE XIII - SUBCONTRACT

Without in any way relieving it of any obligation or duty otherwise undertaken hereunder, OFFSHORE will have the right to enter into a subcontract with Maquilas to provide services hereunder in Mexico. OFFSHORE shall be liable for any acts or omissions of its subcontractors, including Maquilas.

ARTICLE XIV - CONFIDENTIAL INFORMATION

A.

“Confidential Information” means information that a reasonable business person would consider private, sensitive or proprietary and includes, but shall not be limited to, this Agreement and its terms, business or marketing plans, business processes, manufacturing processes, technical specifications, performance data, materials, processes, and intellectual property, which is maintained by a party as confidential and proprietary.

B.

Each party (as a “Receiving Party”) shall hold in confidence and not disclose (except on a confidential need-to-know basis to its employees and subcontractors who need to know and who are informed of their confidentiality obligations in writing) all Confidential Information of the other party (“Disclosing Party”) in the same manner and to the same extent as it holds in confidence its own Confidential Information but no less than a commercially reasonable standard. The Receiving Party may not use any of the Disclosing Party’s Confidential Information except for purposes contemplated by this Agreement.

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C.

In the event of a breach by the Receiving Party of its obligations under this ARTICLE XIV, the Disclosing Party may suffer irreparable harm and its remedies at law will be inadequate. Disclosing Party shall have, in addition to any other remedies it may have, the right to seek and obtain injunctive relief to restrain any breach or threatened breach thereof.

D.

Confidential Information shall not include any information that Receiving Party can reasonably prove (a) was publicly available prior to the date of disclosure to or receipt of the Confidential Information by Receiving Party; (b) has been lawfully received by the Receiving Party from another source not under obligation of confidentiality with respect to such information; (c) becomes publicly available not due to any breach of this Agreement by the Receiving Party; (d) was independently developed by Receiving Party without access to information of the Disclosing Party.

E.

In the event that the Receiving Party is directed by a valid court order or other judicial or administrative process, governmental rule or regulation or by the rules of any securities exchange to disclose any Confidential Information, the Receiving Party shall provide the Disclosing Party with prompt notice of such order or process and shall reasonably assist the Disclosing Party in seeking an appropriate protective order or other relief from disclosure.

F.

The originals and any authorized copies of Confidential Information in documented form shall be returned to the Disclosing Party within [***] days after termination or expiration of this Agreement, or upon written request by the Disclosing Party, whichever is sooner.

ARTICLE XV - DISPUTE RESOLUTION

Any dispute, controversy, or claim arising between the parties relating to this Agreement or the performance, breach, termination, enforceability, or validity of any provisions hereof shall first be submitted to informal dispute resolution between a disinterested executive from each Party. If the dispute, controversy, or claim cannot otherwise be resolved between the parties within [***] days of it first being submitted to such executives, either Party may present it for resolution by binding arbitration in Pima County, Arizona, United States, in accordance with the governing rules of the American Arbitration Association. Each party shall equally share any expenses related to the compensation of each arbitrator. Each party agrees to continue performing its obligations under this Agreement during the pendency of any dispute.

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ARTICLE XVI - TIMING; SECURITY

A.	Time is of the essence hereof of this Agreement.

B.

CLIENT hereby agrees to deposit with OFFSHORE at the time of execution of this Agreement the amount of $[***] (the “Security Deposit”), which OFFSHORE will hold as security for the faithful performance by CLIENT of all its payment-related obligations under this Agreement, but does not relieve CLIENT from depositing the security for the Severance Payments that is called for in Section V.C hereof. If CLIENT defaults with respect to any provision of this Agreement including, but not limited to, any provision relating to the payment of amounts due hereunder, OFFSHORE may (but shall not be required to) use, retain and apply all or any part of the Security Deposit for the payment of any such sum in default, or for the payment of any amount that OFFSHORE may spend or become obligated to spend by reason of CLIENT’s default, or to compensate OFFSHORE for any other loss or damage that OFFSHORE may suffer as a result of CLIENT’s default. If any portion of the Security Deposit is so used or applied, CLIENT shall, within [***] days after written demand therefore, deposit with OFFSHORE in cash or cashier ‘ s check an amount sufficient to restore the Security Deposit. As long as no Event of Default (as is defined below) then exists hereunder, OFFSHORE will release the Security Deposit to CLIENT within [***] days after the effective date of termination or expiration of this Agreement.

ARTICLE XVII - DEFAULTS AND REMEDIES; NO WAIVER

A.

If OFFSHORE fails to perform its duties in a material manner under this Agreement, such material failure will be considered to be an “Event of Default” hereunder. Failure by CLIENT to comply with applicable laws, rules and regulations, or to make a payment when due under this Agreement, shall also constitute an “Event of Default” hereunder. Upon the occurrence of an Event of Default by a party that is not cured within [***] days after notice thereof (except for failure to make payment, for which the cure period shall be [***] days after notice ), from the other party, the other party will be entitled to terminate this Agreement without liability except for payment of Severance Payments and payment of fees and charges due as of the effective date of termination;

B.

No failure or delay on the part of the aggrieved party to exercise any right, power or remedy and no notice or demand which may be given to or made with respect to any such remedies shall operate as a waiver thereof, or limit or impair the aggrieved party’s right to take any action or to exercise any power or remedy here under, without notice or demand, or prejudice its rights.

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ARTICLE XVIII - LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY LOSS OF PROFITS, LOSS OF REVENUES, LOSS OF BUSINESS, LOSS OF DATA, OR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER SIMILAR DAMAGES OF ANY NATURE RELATING IN ANY WAY TO THIS AGREEMENT, WHETHER FORESEEABLE OR NOT AND REGARDLESS OF WHETHER SUCH DAMAGES ARE BASED IN TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, CONTRACT OR OTHERWISE, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES; PROVIDED HOWEVER, NOTHING IN THIS ARTICLE XVIII SHALL LIMIT A PARTY’s LIABILITY UNDER AN INDEMNITY, FOR BREACH OF ARTICLE XIV (CONFIDENTIALITY), ITS OBLIGATION TO COMPLY WITH APPLICABLE LAW, OR ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND FURTHER PROVIDED THAT NOTHING IN THIS ARTICLE XVIII SHALL LIMIT OFFSHORE’s ABANDONMENT OF ITS OBLIGATIONS HEREUNDER OR TERMINATION OF THIS AGREEMENT WITHOUT HAYING A RIGHT TO DO SO.

ARTICLE XIX - RIGHTS AT TERMINATION OR EXPIRATION

A.

Upon notice of termination or at least [***] days prior to the effective date of expiration, OFFSHORE shall deliver to CLIENT current copies of each Worker’s personnel file and then-current salary and benefit information.

B.

CLIENT shall have the right to extend offers of employment to any Worker assigned to or working on the CLIENT account during the [***] months preceding the expiration or termination date of this Agreement. OFFSHORE shall provide CLIENT reasonable access to these employees and shall not interfere with CLIENT’s efforts to hire them and shall waive any non-compete or other similar restriction.

ARTICLE XX - MISCELLANEOUS

A.

If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect, the validity, legality, or enforceability of any of the other provisions herein shall not in any way be affected or impaired.

B.

Any failure to enforce any provision of this Agreement shall not constitute a waiver thereof or of any other provision hereof. A waiver given by a party on any one occasion is effective only in that instance and will not be construed as a waiver of any right on any other occasion.

C.

Each party represents and warrants to the other party that: (1) the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by requisite corporate or other entity governance action on the part of such party; (2) the execution, delivery, and performance of this Agreement by it will not: (a) conflict with, constitute or result in a breach of any applicable

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federal, state or local laws, rules and regulations and decrees; or (b) constitute a default under any contract by which it or any of its assets are bound; and (3) as of the Effective Date, there are no existing or threatened legal proceedings against it that would have a material adverse effect upon its ability to perform its obligations under this Agreement ; or its financial condition or operations.

D.

OFFSHORE shall not assign, transfer, mortgage, hypothecate or pledge all or any of its rights, interests and benefits under this Agreement, by operation of law or otherwise, without the prior written consent of CLIENT.

E.

CLIENT may assign this Agreement without OFFSHORE’s consent (i) to any affiliate of CLIENT, or (ii) pursuant to a change of control, including a merger, reorganization, or sale of all or substantially all of the assets of CLIENT; provided however, that in either case CLIENT shall at all times after such assignment remain jointly and severally liable with its assignee for all of its obligations under this Agreement. This Agreement shall be binding upon and shall inure to the benefit of, the successors and permitted assigns of CLIENT and OFFSHORE. Any assignment in violation of this Section XX.E shall be void.

G.

All notices, requests, demands, and determinations under this Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (a) when delivered by hand; (b) one (1) business day after being given to an express courier with a reliable system for tracking delivery; (c) when sent by confirmed e-mail or facsimile with a copy sent by another means specified in this Section XX.G; or (d) four (4) days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:

In the case of OFFSHORE:	In the case of CLIENT:

Jeffrey A. Prileson Exec. V.P. and C.F.O. Offshore International Inc. 8350 E. Old Vail Rd. Tucson, Arizona 85747	Justin Ballotta Vice President, Operations Cardiva Medical, Inc. 888 West Maude Ave Sunnyvale, California 94085

With a copy to:	With a copy to:

Jonathan Saffer Snell & Wilmer One South Church Avenue Tucson, AZ 85701-1612	Jeremiah Wolsk Latham & Watkins, LLP 555 11th Street, N.W. Washington, D.C. 20007

CONFIDENTIAL

A Party may from time to time change its address or designee for notification purposes by giving the other party prior notice of the new address or designee and the date upon which it will become effective.

H.	This Agreement may be executed in any number of counterparts, all of which taken together will constitute one single agreement between the parties.

I.

Nothing contained in this Agreement will be construed to make either OFFSHORE or CLIENT partners, joint venturers, principals, agents, or employees of the other. Neither party will have any right, power, or authority, express or implied, to bind the other party.

J.

No officer, director, employee, agent, affiliate, or contractor retained by OFFSHORE to perform work on CLIENT’s behalf under this Agreement will be deemed to be an employee, agent, or contractor of CLIENT. No officer, director, employee, agent, affiliate, or third party contractor retained by CLIENT to perform work on CLIENT’s behalf under this Agreement will be deemed to be an employee, agent, or contractor of OFFSHORE. OFFSHORE is solely responsible for payment of: (a) all payroll, disability, withholding, and other employment taxes; and (b) all medical benefit premiums, vacation pay, sick pay, or other fringe benefits; in each case resulting from OFFSHORE’s retention of any such officers, directors, employees, agents, or contractors. CLIENT is solely responsible for payment of: (y) all payroll, disability, withholding, and other employment taxes; and (z) all medical benefit premiums, vacation pay, sick pay, or other fringe benefits; in each case resulting from CLIENT’s retention of any of its officers, directors, employees, agents, or third party contractors.

L.

Except where expressly provided as being in the sole discretion of a party, where agreement, approval, acceptance, consent, or similar action by either party is required under this Agreement, such action shall not be unreasonably withheld or delayed. An agreement, approval, acceptance, consent, or similar action by either party (including of a plan or deliverable) under this Agreement shall not relieve the other party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.

M.

The terms of this Agreement that contemplate performance or obligations after the effective date of expiration or termination of this Agreement shall survive expiration or termination of this Agreement in whole or in part.

N.

Neither party will use the other party’s name, trademark, service mark, logo, or refer to the other party directly or indirectly in any media release, public announcement, or public disclosure relating to this Agreement or its subject matter, including in any promotional or marketing materials, customer lists or business presentations without the prior written

CONFIDENTIAL

consent from the other party, but not including announcements intended solely for internal distribution or disclosures to the extent required to meet leg a l or regulatory requirements beyond the reasonable control of the disclosing party; provided, however, any such disclosures shall be coordinated with and approved by the other Party prior to release.

O.

This Agreement is entered into solely between, and may be enforced only by, CLIENT and OFFSHORE; and this Agreement shall not be deemed to create any rights in third parties, including supplier s and customers of a party, or to create any obligations of a party to any such third parties other than as expressly provided in an indemnity under this Agreement.

P.

Except as permitted under ARTICLE XVII, CLIENT’s failure to perform its obligations under this Agreement will not be grounds for termination by OFFSHORE; provided, however, that OFFSHORE’s non-performance of its obligations under this Agreement will be excused if and to the extent (a) OFFSHORE’s non-performance results from either (i) CLIENT’s failure to perform its express obligations hereunder, or (ii) interference by CLIENT’s third party agents, and (b) OFFSHORE provides CLIENT with reasonable notice of such non-performance or interference and uses commercially reasonable efforts to perform notwithstanding CLIENT’s failure to perform its obligations or such interference.

ARTICLE XXI - ENTIRE AGREEMENT

The terms and provisions contained herein constitute the entire Agreement between the parties and supersede all previous communications and understanding s, whether oral or written, between the parties hereto with respect to the subject matter hereof. No agreements or understandings varying or extending the terms of this Agreement will be binding upon either party hereto unless in writing signed by a duly authorized officer or representative thereof of each party.

[Signature page appears next.]

CONFIDENTIAL

IN WITNESS WHEREOF. OFFSHORE AND CLIENT have each caused this Agreement to be signed and delivered by its duly authorized officer all as of the Effective Date.

OFFSHORE INTERNATIONAL INCORPORATED, an Arizona corporation	CARDIVA MEDICAL, INC., a Delaware corporation

By: /s/ Jeff A. Prileson Its: Exec. VP / CFO Date: June 11, 2014	By: /s/ Charles Maroney Its: President / CEO Date: June 11, 2014

CONFIDENTIAL

EXHIBIT A

SERVICES PROVIDED UNDER THE SHELTER PROGRAM

BY OFFSHORE INTERNATIONAL

HUMAN RESOURCES MANAGEMENT AND ADMINISTRATION SERVICES

Recruitment and Selection

•	Recruitment of direct and salaried [***]

•	Applicant screening [***]

•

Pre-selection of personnel. OFFSHORE shall [***] with respect to [***] in accordance with [***]. OFFSHORE shall use [***] to ensure that any [***] and that all qualifications and experience [***]. OFFSHORE shall fill the staffing requirements with Workers who have successfully completed and complied with CLIENT’s screening requirements. OFFSHORE shall not [***] without first [***] (and, [***], CLIENT shall not be responsible for any fees or expense s relating to such visa sponsorship).

•	New hire testing to ensure that [***].

•	Worker orientation. OFFSHORE shall ensure [***]:

•	[***];

•	in conjunction with CLIENT, [***]

•	[***].

Personnel Management

•	ln-plant human resources [***]

•	Employee records [***]

•	Labor contracts administration and maintenance

•	Labor statistics capture and analysis

•	Workforce redeployment [***]

Workforce Transportation Management

Industrial Safety Compliance Management and Reporting

Employee Relations Management

•	[***]

•	[***]

•	[***]

•	[***]

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Labor Relations Management

•	[***]

MEDICAL SERVICES

•	New hire medical screening [***]

•	Routine and urgent care services

•	Prescription and dispensing of medicine

•	Immunizations

•	Preventative health care and education programs

PAYROLL MANAGEMENT SERVICES

•	Electronic time and attendance

•	[***]

•	Calculation and payment of worker overtime

•	Preparation of “ Special Request” checks

•	Deduction, payment, control and reporting of worker benefits:

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

ACCOUNTING SERVICES

•	Mexican tax payment and reporting

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	Tracking and administration of accounts payable

•	Invoice payments

•	International trade statistics reporting

•	[***]

•	[***]

•	[***]

•	CLIENT courtesy services

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IMPORT/EXPORT SERVICES

New CLIENT Start-up: Provide new CLIENTs with the [***] to ensure

•	[***]

•	[***]

•	[***]

•	[***]

Cross Docking: Provide CLIENTs with [***]

Southbound, Northbound, and In-Mexico Importing & Exporting: [***]. This includes

•	[***]

•	[***]

•	[***]

Mexican Customs Compliance

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

U.S. Customs Support: [***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

•	[***]

FACILITIES MANAGEMENT

•	Preventative maintenance and repair of client’s facility (excludes maintenance of emergency exit lights, smoke detectors, and the like )

•	Construction management for facility improvements

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•	Provision of sanitary supplies

•	Pest control services

•	Janitorial services for non-production areas

•	Property insurance

•	Provision of consumables for above services

PARK MANAGEMENT

•	Park security services

•	Infrastructure maintenance

•	Landscaping maintenance

•	Waste Disposal (client cost item)

•	Street cleaning

•	Grounds keeping

PROCUREMENT SERVICES (MRO Items Only)

•	[***]

•	[***]

•	[***]

ENVIRONMENTAL SERVICES

•	Advising clients to maintain compliance with environmental regulations, [***]

•	[***]

•	[***]

•	[***]

•	In addition, two main activities are conducted by our staff

•	Internal audits at client facilities, to ensure compliance during production

•	Administration and Control of Hazardous Waste Documentation

GOVERNMENT AND COMMUNITY AFFAIRS

•	Continuous monitoring of local, state and federal levels of Mexican Government, [***]

•	Liaison with community organizations

INFORMATION SERVICES

•	The provision of a monthly report providing the following client specific information:

•	[***]

•	[***]

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•	[***]

•	[***]

•	Provision of salient information regarding Mexican economic and political conditions

CLIENT COURTESY SERVICES

•	Managerial personnel relocation and immigration facilitation

•	Mail handling and delivery

•	Assistance in itinerary planning for visiting executives /customers

•	Provision of consulting services related to doing business in Mexico

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EXHIBIT B

STANDARD BUILDING PLANS

OFFSHORE GROUP BUILDING# 37 SPECIFICATIONS SHEET ROCA FUERTE INDUSTRIAL PARK GUAYMAS, SONORA

• TOTAL BUILDING AREA	[***]

• BUILDING HEIGHT

[***]

[***]

•	PRODUCTION AREA

[***]

•	PRODUCTION BATHROOMS

[***]

[***]

[***]

•	OFFICES

[***]

[***]

[***]

[***]

[***]

[***]

•	LUNCHROOM

[***]

•	FLOOR

[***]

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•	EXTERIOR WALLS

[***]

[***]

•	ROOF

[***]

•	CLIMATE CONTROL

[***]:                    [***]

[***]:                    [***]

•	BUILDING ACCESS

REAR

[***]

[***]

[***]

Front

[***]

[***]

•	CHEMICAL STORAGE ROOM

[***]

•	COMPRESSOR ROOM

[***]

[***]

•	TRASHROOM

[***]

•	PORCH

[***]

•	ELECTRICAL POWER

[***]

[***]

•	LIGHTING

[***]

[***]

•	TELEPHONE

[***]

[***]

•	WATERLINE

[***]

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• TOTAL BUILDING AREA:
PRODUCTION AREA	[***]
BATHROOMS - PRODUCTION AREA	[***]
OFFICES AREA	[***]
LUNCHROOM	[***]
CHEMICAL ROOM	[***]
COMPRESSOR ROOM	[***]
TRASH ROOM (no included)	[***]
PORCH	[***]
TOTAL BUILDING AREA	[***]

[***]

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[***]

CONFIDENTIAL

OFFSHORE INTERNATIONAL INC WAGE & FRINGE CALCULATION FOR : EXHIBITC	Min.Wage, Mexico City (SMDF) Day Year 3 x SMDF/Yr. Min.Wage, Empalme		$[***] $[***] $[***] $[***]
[***]
[***] [***]		$[***] $[***]	Cost per hour $[***]
Days

[***] [***] [***] [***] [***] [***] [***] Total Gross Salary	[***] [***] [***] [***] [***] [***] [***]	$[***] $[***] $[***] $[***] $[***] $[***] $[***] $[***]

Taxes:

Social Security Taxes

[***] [***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]	$[***] $[***] $[***] $[***] $[***]

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[***] [***] [***] [***]	[***] [***] [***] [***] [***]	$[***] $[***] $[***]
Other Taxes: [***] [***] [***] [***]	[***] [***] [***]	$[***] $[***] $[***] $[***] $[***] $[***]

[***]	[***]	$[***] $[***]
Fully Fringed Pesos/Hour Fully Fringed Dollars/Hour		$[***] Pesos $[***] US Dollars

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EXHIBIT D

ECONOMIC FACTORS ADJUSTMENT

The parties acknowledge and agree that economic changes in either Mexico or the United States may have an effect on the expectations of the parties at the outset of this Agreement. In an attempt to preserve those expectations, in a general way, the parties agree that the Shelter Plan Fee will be increased or decreased annually. OFFSHORE agrees that [***].

OFFSHORE will calculate the new Shelter Plan Fee in accordance with the following procedure:

I.	CALCULATION OF ADJUSTMENT FOR MEXICAN ECONOMIC CHANGES

([[***]% [***]

[***]

[***]])

II.	CALCULATION OF ADJUSTMENT FOR UNITED STATES ECONOMIC CHANGES

[***]

III.	FINAL CALCULATIONS

1.	The Percentage Adjustment calculated under [***] will be applied to [***] of such prior [***].

2.	The Percentage Adjustment calculated under [***] will be applied to [***] of such prior year’s Shelter Plan Fee, [***].

3.	The percentage equal to [***] will be applied to the Shelter Plan Fee for the current contract year [***].

IV.	DEFINITIONS

1.

Percent of Change in Mexican CPI. [***] Mexican National Consumer Price Index (Indice National de Precios al Consumidor) (the “Mexican Price Index”), which is published by the Banco de Mexico. The base year and price for the Mexican Price Index will be 1994 equals 100.

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[***].

2.

Percent of Change in Exchange Rate. The parties agree that [***]. The “Exchange rate for settlement of obligations denominated in foreign currency payable in the Mexican Republic” (Tipo de cambio para solventar obligaciones denominadas en moneda extranjera pagaderas en la republica mexicana), as published by Banco de Mexico, is referred to herein as the “Exchange Rate.”

The Measuring Date to be used on the first Calculation Date is the Effective Date, at which time the Exchange Rate used by OFFSHORE in establishing the Shelter Plan Fee for the first contract year was 12.9 Mexican Pesos to the US Dollar. On each subsequent Calculation Date, the Measuring Date will be the immediately preceding Calculation Date, and the Exchange Rate (the “Starting Exchange Rate” ) against which the Percent of Change in Exchange Rate is to be calculated [***].

The Percentage Change in the Exchange Rate will be determined by calculating the percentage change between the Starting Exchange Rate and the Ending Exchange Rate, which is defined to be [***].

Both the Mexican Price Index and the Exchange Rate are published by the Banco de Mexico at www.banxico.org.mx, and in the Diario Oficial de la Federacion, which is available at the following commercial web site: www.cpware.com.

3.	Change in US CPI. The parties agree that [***].

V.	EXAMPLE

1.	Assume:

The Percent of Change in Mexican CPI	=		[	***]
The Percent of Change in Exchange Rate	=		[	***]
The Change in US CPI	=		[	***]
Prior Year’s Shelter Plan Fee	=	$	[	***]

2.	Then:

A = [***]

B = [***]

3.	Percentage Adjustment for Mexican Economic Changes:

[***]%

CONFIDENTIAL

4.	Application of Percentage Adjustment for Mexican Economic

Changes to Shelter Plan Fee:

[***] ([***]) = [***] ([***])

5.	Application of Percentage Adjustment for US Economic Changes to Shelter Plan Fee

[***] ([***]) = [***]%

6.	[***] (i) [***] (ii) [***], plus (iii) [***].

(i)	($[***] $[***]), plus

(ii)	($[***] $ [***]),

(iii)	[***] and [***] is $[***], plus

(iv)	$[***], [***] $[***]

CONFIDENTIAL

EXHIBIT E

STARTING SHELTER FEE SCHEDULE

[***]			[***]	[***]
beg		[***]	[***]	[***]

[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
[***]		[***]	[***]	[***]
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[***]		[***]	[***]	[***]
[***]		[***]	[***]

[***]
[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]
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CONFIDENTIAL

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CONFIDENTIAL

EXHIBIT F

INTENTIONALLY OMITTED

CONFIDENTIAL

EXHIBIT G

INSURANCE

1. OFFSHORE shall be responsible for taking out adequate insurance in connection with the design, construction, fitting-out and maintenance of the Mexican Facility to cover all usual risks in accordance with good management practices, including all risks, third party liability, workers compensation and employers liability, loss, theft, fire, arson, flood, accident and damage and environmental liability insurance, limited to sudden and accidental coverage. OFFSHORE will acquire all such insurances from a company with an AM Best rating of at least “[***]”. All insurance proceeds shall be applied to repair or replace the portion of the Mexican Facility that may be damaged.

2. Without limiting the generality of Section I, OFFSHORE shall have in full force and effect and maintain at its sole cost and expense the following insurance coverages during the term of this Agreement:

(a) Social insurance in accordance with the Jaws, rules and regulations of Mexico, and Employer’s Liability Insurance with a minimum limit of not less than the greater of US$[***] per occurrence (or the policy limit required by applicable laws, rules and regulations);

(b) Commercial General Liability Insurance, including Premises, and explosion, collapse, and underground property damage hazards coverage with a minimum combined single limit of not less than US$[***] per occurrence;

(c) Commercial Business Automotive Liability Insurance covering use of all owned, non-owned, leased and hired automobiles with a minimum combined single limit of not less than US$[***] per occurrence for bodily injury and property damage liability (or the policy limit required by laws, rules and regulations); and

(d) All-risk property insurance covering Joss or damage to OFFSHORE owned or lease d equipment and other assets on the Park, in an amount not less than the full replacement cost of equipment and assets on the Park.

3. Within [***] days after the Effective Date, OFFSHORE will provide to CLIENT an original and a copy of each certificate of insurance evidencing each of its insurance coverage required under this Exhibit G.

4. All insurance required under this Agreement to be maintained by OFFSHORE shall be primary to any insurance maintained by CLIENT. Limits may be arranged through any combination of underlying and excess or umbrella policies. OFFSHORE shall pay all deductible amounts associated with the required insurance. Each OFFSHORE policy, except Statutory Worker ‘ s Compensation, shall name CLIENT, its affiliates, and their respective officers, directors

CONFIDENTIAL

and employees, as an additional insured, and shall contain a cross liability and severability of interest s clause. Each OFFSHORE policy shall be endorsed to provide a waiver of each insurer’s rights of subrogation against CLIENT, its affiliates, and their respective officers, directors and employees.

5. OFFSHORE will provide [***] days’ prior written notice to CLIENT of any cancellation or material modification of any policy required by this Exhibit G.

CONFIDENTIAL

EXHIBIT H

REVISED STANDARD BUILDING PLANS

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EXHIBIT I

INITIAL REQUIREMENTS

The Initial Requirements are reflected in the Building Plans attached as Exhibit B.

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EXHIBIT J

The Project

Nombre de tarea	Duration	Start	Finish
Building 37 -2014- ampliación r.f.	[***]	[***]	[***]
General	[***]	[***]	[***]
Prepare Project Drawings	[***]	[***]	[***]
Discuss Plans With Client & Get Approval To Start The Project	[***]	[***]	[***]
Request & Obtain Construction Permit	[***]	[***]	[***]
Platform	[***]	[***]	[***]
Clean & Clear Lot	[***]	[***]	[***]
Conduct Survey Of Land	[***]	[***]	[***]
Excavate 20 cm Of Soil For Treatment	[***]	[***]	[***]
Supply Base Material For Platform and compact	[***]	[***]	[***]
Compact Sub-Soil	[***]	[***]	[***]
Compact Top Soil	[***]	[***]	[***]
Production Area Construction	[***]	[***]	[***]
Conduct Survey For Building	[***]	[***]	[***]
Foundation of the building	[***]	[***]	[***]
Excavate Foundation 50%	[***]	[***]	[***]
Excavate Foundation 100%	[***]	[***]	[***]
Pour Footer For Foundation 50%	[***]	[***]	[***]
Pour Footer For Foundation 100%	[***]	[***]	[***]
Pour Foundation Beams 50%	[***]	[***]	[***]
Pour Foundation Beam 100%	[***]	[***]	[***]
Production Bathrooms	[***]	[***]	[***]
Survey for Bathrooms	[***]	[***]	[***]
Excavate For Foundation	[***]	[***]	[***]
Pour Foundation For Support	[***]	[***]	[***]
Pour Crowns For Walls	[***]	[***]	[***]
Build Brick Wall	[***]	[***]	[***]
Concrete Roof	[***]	[***]	[***]
Install Piping for Drainage	[***]	[***]	[***]
Install Piping for Water	[***]	[***]	[***]
Pour Concrete Floor	[***]	[***]	[***]
Install metal divisions of the toilets	[***]	[***]	[***]
Install ceramic tile on the floor	[***]	[***]	[***]
Install Ceramic on the walls	[***]	[***]	[***]
Paint Walls, Ceiling.	[***]	[***]	[***]
Install Accessories	[***]	[***]	[***]
Structure of the building	[***]	[***]	[***]
Install Metal Steel Plates	[***]	[***]	[***]
Install Metal Columns	[***]	[***]	[***]
Installation Metal Structures	[***]	[***]	[***]

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Install Beams for walls	[***]	[***]	[***]
Install Beams for Roof & Accessories	[***]	[***]	[***]
Block walls	[***]	[***]	[***]
Construct Block Walls	[***]	[***]	[***]
Installation of metal sheet and walls with insulation	[***]	[***]	[***]
Prepare & construct Sheet Metal for Roof	[***]	[***]	[***]
Install Sheet Metal & Insulation	[***]	[***]	[***]
Install Roof	[***]	[***]	[***]
Production Floor	[***]	[***]	[***]
Survey Production Floor	[***]	[***]	[***]
Pour & cure Production Floor	[***]	[***]	[***]
Ducts	[***]	[***]	[***]
Install Ducting In Production Area	[***]	[***]	[***]
Install Registers	[***]	[***]	[***]
Install/Connect Return Ducts	[***]	[***]	[***]
Insulate Return Duct & Coat	[***]	[***]	[***]
Air conditioning	[***]	[***]	[***]
Prepare Purchase Req. For Air Conditioning	[***]	[***]	[***]
Install Structure & bases for Air Conditioning	[***]	[***]	[***]
Receive & Install Air Conditioning	[***]	[***]	[***]
Start-Up & Test Air Conditioning	[***]	[***]	[***]
Offices	[***]	[***]	[***]
Survey offices	[***]	[***]	[***]
Excavate Foundation	[***]	[***]	[***]
Apply Rock Foundation	[***]	[***]	[***]
Build Brick Walls	[***]	[***]	[***]
Pour Columns	[***]	[***]	[***]
Pour Exterior Concrete Roof For Offices	[***]	[***]	[***]
Pour floor	[***]	[***]	[***]
Install Ceramic Tile Floor	[***]	[***]	[***]
Install Sheetrock Walls	[***]	[***]	[***]
Install Ceiling	[***]	[***]	[***]
Install Windows & Aluminum Structures	[***]	[***]	[***]
Install Doors	[***]	[***]	[***]
Paint	[***]	[***]	[***]
Electrical Installations	[***]	[***]	[***]
High Tension	[***]	[***]	[***]
Perform Electrical Design	[***]	[***]	[***]
Construct Transformer Pads	[***]	[***]	[***]
Install Transformers	[***]	[***]	[***]
Install Lamps In Production Area	[***]	[***]	[***]
Install Panels & Installations of high Tension	[***]	[***]	[***]
Conduct Inspection	[***]	[***]	[***]
Connect Electrical Power By Electric Company	[***]	[***]	[***]

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Low Tension	[***]	[***]	[***]
Install Circuits In Low Tension & Offices	[***]	[***]	[***]
Install Interior/Exterior Switches, Contacts, etc.	[***]	[***]	[***]
Install Emergency Lamps	[***]	[***]	[***]
Install Lamps In Offices	[***]	[***]	[***]
Install Lamps In Garden	[***]	[***]	[***]
External construction	[***]	[***]	[***]
Chemical rooms	[***]	[***]	[***]
Survey Chemical Rooms	[***]	[***]	[***]
Excavate Foundation For Chemical Rooms	[***]	[***]	[***]
Pour Footer For Columns For Chemical Room	[***]	[***]	[***]
Construct Drainage Ditch For Chemical Rooms	[***]	[***]	[***]
Build Block Walls For Chemical Rooms	[***]	[***]	[***]
Pour Concrete Floor For Chemical Rooms	[***]	[***]	[***]
Build Out Walls And Interior & Exterior Paint: Chemical Rooms	[***]	[***]	[***]
Install Metal Mesh	[***]	[***]	[***]
Install Metal Roof	[***]	[***]	[***]
Install Double Doors	[***]	[***]	[***]
Perform Electrical/Grounding Installation In Chemical Rooms	[***]	[***]	[***]
Compressor Rooms	[***]	[***]	[***]
Survey Compressor Rooms	[***]	[***]	[***]
Excavate Foundation For Compressor Rooms	[***]	[***]	[***]
Pour Footer For Columns For Compressor Rooms	[***]	[***]	[***]
Install Cement Block Walls	[***]	[***]	[***]
Pour Concrete Floor	[***]	[***]	[***]
Install Metal Mesh	[***]	[***]	[***]
Install Metal Roof	[***]	[***]	[***]
Build-Out Walls & Interior/Exterior Paint: Compressor Rooms	[***]	[***]	[***]
Install Double Doors	[***]	[***]	[***]
Construction Ramp for Docks	[***]	[***]	[***]
Build Wall For Dock Ramp	[***]	[***]	[***]
Construct Mantelpiece To Small Wall For Dock	[***]	[***]	[***]
Pour Concrete Floor To Ramp	[***]	[***]	[***]
Paint Wall For Ramp	[***]	[***]	[***]
Construction Facade	[***]	[***]	[***]
Install Sheet Rock In Entrance	[***]	[***]	[***]
Construct Flower Pots	[***]	[***]	[***]
Construct Concrete Staircase In Entrance	[***]	[***]	[***]
Apply Stucco To Exterior Walls: Entrance	[***]	[***]	[***]
Pour Concrete Floor In Entrance	[***]	[***]	[***]
Install Ceramic Tile Floor In Entrance	[***]	[***]	[***]
Pour Concrete Floor To Sidewalk & Texturize	[***]	[***]	[***]
Build-Out & Paint Entrance	[***]	[***]	[***]

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Floor and pavement external	[***]	[***]	[***]
Install Drainage Cover In Floor	[***]	[***]	[***]
Pour Concrete Floor To Perimeter Sidewalk	[***]	[***]	[***]
Pour Concrete Floor Of Rear area	[***]	[***]	[***]
Installations	[***]	[***]	[***]
Curtains Roll up	[***]	[***]	[***]
Prepare Purchase Req. For Curtains	[***]	[***]	[***]
Obtain the curtains	[***]	[***]	[***]
Install courting Roll up & accessories for ramp	[***]	[***]	[***]
Sewerage system	[***]	[***]	[***]
Install Piping To Drainage	[***]	[***]	[***]
Construct Manifold To Drainage	[***]	[***]	[***]
Connect Sewer To Principal System	[***]	[***]	[***]
Water system	[***]	[***]	[***]
Install Water Piping To Baths	[***]	[***]	[***]
Install Water Piping To Cafeteria & Office Baths	[***]	[***]	[***]
Install Valve Box	[***]	[***]	[***]
Install Water Meter To Building	[***]	[***]	[***]
Communication System	[***]	[***]	[***]
Install Piping For Communication System	[***]	[***]	[***]
Build Registers For Comm. System	[***]	[***]	[***]
communications system	[***]	[***]	[***]
Fertilize The Garden	[***]	[***]	[***]
Plant Garden	[***]	[***]	[***]
Final inspections	[***]	[***]	[***]
Perform Final Jobsite Clean-Up	[***]	[***]	[***]
Perform Initial Inspection	[***]	[***]	[***]
Perform Final inspection/Tum-Over Building	[***]	[***]	[***]
Resolve Issues From Punch List	[***]	[***]	[***]
Official Delivery building to client	[***]	[***]	[***]

Certain information contained in this document, identified by [***], has been redacted because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed.

AMENDMENT I

to

SHELTER PLAN SERVICE AGREEMENT

THIS AMENDMENT I made on October 30, 2019, entered into by and between Cardiva Medical, Inc. a corporation organized and existing under the laws of the State of Delaware (“CLIENT”), and OFFSHORE INTERNATIONAL, INCORPORATED, a corporation organized and existing under the laws of the State of Arizona, (“OFFSHORE “). Each capitalized term used herein and not defined in this Letter Agreement shall have the meaning set forth in the Agreement.

RECITALS:

I.	OFFSHORE and CLIENT are parties to that certain Shelter Plan Services Agreement, dated as of June 10, 2014, (the “Agreement”).

II.

OFFSHORE and CLIENT have agreed to extend the Agreement for a period defined by this Amendment I, together with certain other changes in Agreement terms. As such, the Agreement is hereby amended to reflect the parties’ mutual agreement to such changes

III.	NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

AMENDMENT:

1.	Term: The Agreement is hereby renewed for a term of seven (7) years, commencing November 16, 2019 and ending November 15, 2026. (the “Effective Date”)

2.

Facilities Fee: OFFSHORE and CLIENT agree that the Facilities Fee shall be adjusted in accordance with the table below, and shall commence upon execution of this Amendment IL All amounts are per square foot per month, plus Value Added Tax (VAT) and Park Maintenance Fee. The below Facilities Fee shall be subject to adjustment per the terms outlined Article V Section E of the Agreement.

Term: 7 years	Starting Rate
Building 37	$[***]/sq.ft

3.

Right of First Refusal: CLIENT has requested and OFFSHORE has agreed to provide a Right of First Refusal (the “Right”) on the contiguous Building Lot 38 located at Tract X in the Park (“Building 38”) for a period of [***] years from the earlier of i) the Effective Date, or ii) the Execution Date of this Amendment I. If, during such [***] period, OFFSHORE receives a bona fide offer from a third party (the “Third Party Offer”) to use Building 38 for such third party’s business operations under a Shelter Plan Agreement with OFFSHORE, Offshore agrees to give CLIENT prompt notice of the existence of the Third Party Offer (the “Offer Notice”), and CLIENT agrees to notify OFFSHORE in writing (the “Expansion Election Notice”) not more than [***] days after receipt of the Offer Notice as to whether CLIENT elects to exercise its Right to occupy Building 38. CLIENT’s Right to occupy Building 38 is subject to the following additional conditions:

a.	CLIENT must not be in material default under the Agreement, as amended, or any document related hereto;

b.

CLIENT must execute an amendment to the Agreement for the use of Building 38 within [***] days after OFFSHORE’s receipt of the Expansion Election Notice. The amendment shall include but not be limited to the following:

i.

Term: The Term of the Agreement shall be extended to cover a minimum of [***] years from the date the amendment is executed and such extension shall apply to both Building 37 and Building 38. Such that termination date for the Agreement shall be co-terminus.

ii.

Facilities Fee Bate: The Facilities Fee Rate for Building 38 shall not exceed more than a [***] increase per square foot from the then current per square foot rate of CLIENT’s Building 37. For example, if Client exercises its option in the third contract year, and CLIENT’s Facilities Fee Rate for Building 37 is [***] per square foot, then such Facilities Fee Rate for Building 38 shall be no greater than $[***] per square foot.

iii.	Security Deposit: CLIENT agrees to deposit with OFFSHORE the amount of [***], in advance of CLIENT taking occupancy of Building 38.

c.

CLIENT’s Right expires if CLIENT (i) notifies OFFSHORE that it does not wish to occupy Building 38, (ii) fails to give OFFSHORE a timely Expansion Election Notice, or iii) CLIENT does not renew its Right of First Refusal prior to its termination date (the “Right of First Refusal Termination Date”).

4.

Shelter Fee: OFFSHORE and CLIENT agree the current Shelter Fee Schedule shall continue, and subject to execution of this Amendment I such Shelter Fee Schedule not be subject to [***] until the beginning of [***]. This avoids an estimated increase of [***]% that would take effect starting [***]. Commencing [***], the Shelter Fee Schedule shall continue to be subject to adjustment per the terms outlined in Article V Section D of the Agreement.

5.

Option to Renew: In the event, Client fails to exercise its Right, under section 3 above, CLIENT may renew this Agreement for an additional period of up to [***] years on the same terms and conditions (including fees as they may be adjusted in accordance with this Agreement).

6.	Lease Agreement: In exchange for a 7-year extension, Offshore shall provide Client with an executed lease agreement for the for Roca Fuerte Industrial Park in Guaymas, Mexico.

7.	Article XX — Miscellaneous: OFFSHORE and CLIENT agree to update Section G to:

In the case of OFFSHORE:	In the case of CLIENT:

Elsa Sturm Exec. V.P. and C.F.O. Offshore International Inc. 8350 E. Old Vail Rd. Tucson, Arizona 85747	Justin Ballotta Chief Operating Officer Cardiva Medical, Inc. 1615 Wyatt Dr. Santa Clara, California 95054

With a copy to:	With a copy to:

Lindsay Pearson Snell & Wilmer One South Church Avenue Tucson, AZ 85701-1612	Mark Weeks Cooley 3175 Hanover Street Palo Alto, CA 943044130 mweeks@cooley.com

8.

Article XXE Assignment— CLIENT may assign this Agreement without OFFSHORE’s consent (i) to any affiliate of CLIENT, or (ii) pursuant to a change of control, including a merger, reorganization, or sale of all or substantially all of the assets of CLIENT; provided that assignee agree in writing to be bound by the terms of the agreement. In the case where written agreement is not provided by assignee, CLIENT shall remain jointly and severally liable with its assignee for all of its obligations under this Agreement.

Except as set forth herein, the terms of the Agreement remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties execute this Amendment I on the dates set forth beneath their respective signatures, with the intent that it becomes effective as per the latest date of signature below.

Offshore International Incorporated	Cardiva Medical, Inc.
an Arizona corporation	a Delaware Corporation

By: /s/ Elsa Sturza	By: /s/ Justin Ballotta
Printed Name: Elsa Sturza	Printed Name: Justin Ballotta
Its: E.V.P. & C.F.O.	Its: Chief Operating Officer
Date: November 4, 2019	Date: November 2, 2019